Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Thomas Group, Inc.(the “Company”) for the three and nine month periods ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the dates indicated below, each certify that:

1.                The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JAMES T. TAYLOR
James T. Taylor
Chief Executive Officer, President and Secretary
November 13, 2006
/s/ DAVID ENGLISH
David English
Chief Financial Officer, Vice President,
Treasurer, and Assistant Secretary
November 13, 2006